December 31, 2009

VIA EDGAR

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:           Nationwide Life Insurance Company
Nationwide Provident VA Separate Account 1
Registration Statement on Form N-4 (VIP Premier DCA)

Commissioners:

Pursuant to Rule 461 under the Securities Act of 1933, Nationwide Life Insurance Company (the “Company”), on its own behalf and on behalf of Nationwide Provident VA Separate Account 1, hereby requests that the above-referenced Registration Statement filed on Form N-4 be accelerated and declared effective on January 4, 2010, or as soon thereafter as is reasonably practicable.

In connection with the submission of the Company’s request for accelerated effectiveness, the Company hereby acknowledges that:

•
should the Securities and Exchange Commission (the “Commission”) or the staff, acting pursuant to delegated authority, declare the above-referenced Registration Statement effective, it does not foreclose the Commission from taking any action with respect to the above-referenced Registration Statement;

•
the action of the Commission or the staff, acting pursuant to delegated authority, in declaring the above-referenced Registration Statement effective, does not relieve the Company from its full responsibility for the adequacy and accuracy of the disclosure in the above-referenced Registration Statement; and

•
the Company may not assert staff comments and the declaration of effectiveness as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Nationwide Life Insurance Company
Nationwide Provident VA Separate Account 1
By:  /s/DAVID A. JACOBY
       David A. Jacoby
       Vice President – CFO – Individual Protection

December 31, 2009

VIA EDGAR

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:           Nationwide Life Insurance Company
Nationwide Provident VA Separate Account 1
Registration Statement on Form N-4 (VIP Premier DCA)

Commissioners:

Pursuant to Rule 461 under the Securities Act of 1933, Nationwide Investment Services Corporation, principal underwriter, hereby requests that the Registration Statement filed on Form N-4 (VIP Premier DCA) be accelerated and declared effective on January 4, 2010, or as soon thereafter as is reasonably practicable.

Nationwide Investment Services Corporation
By:         /s/TERRY C. SMETZER
Terry C. Smetzer
Associate Vice President and Assistant Treasurer